                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):   October 30, 1998
                                                        ----------------



                           THE INTERCEPT GROUP, INC.
                         ----------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)



    Georgia                       01-14213                      58-2237359
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(State or Other                  (Commission                (I.R.S. Employer
Jurisdiction of                  File Number)               Identification No.)
Incorporation)





  3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia           30071
  -----------------------------------------------------------------------
   (Address of Principal Executive Offices)                    (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    Pursuant to the terms of the Acquisition and Merger Agreement dated October 30, 1998 (the "Agreement") by and between ProVesa, Inc., a wholly owned subsidiary of The InterCept Group, Inc. ("InterCept"), IPA Acquisition Corporation, a wholly owned subsidiary of ProVesa, Inc. ("Acquisition Corp"), Item Processing of America, Inc. ("IPA") and certain shareholders of IPA, effective as of October 31, 1998, Acquisition Corp merged with and into IPA, and IPA became a wholly-owned subsidiary of ProVesa, Inc. In exchange for all shares of common and preferred stock of IPA, InterCept paid a purchase price of approximately $1,255,000 in cash using proceeds from the initial public offering of its common stock. InterCept intends to continue to use the acquired business to provide item processing services to customers in Florida.

    IPA is a Miami, Florida based provider of item capture and disaster recovery services to customers throughout South Florida. IPA currently serves 25 customers and has 28 employees.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(A)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        It is impractical to provide the required financial statements for IPA at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.


(B)     PRO FORMA FINANCIAL INFORMATION.

        It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.


(C)     EXHIBITS.

2.1 Acquisition and Merger Agreement dated October 30, 1998 by and between ProVesa, Inc., IPA Acquisition Corporation, Item Processing of America, Inc. ("IPA") and certain shareholders of IPA.*


99.1    Press Release dated October 30, 1998.

*Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE INTERCEPT GROUP, INC.



                                       By: /s/ Scott R. Meyerhoff
                                           ----------------------
                                           Scott R. Meyerhoff
                                           Chief Financial Officer


Dated:  November 13, 1998

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                                 EXHIBIT INDEX


Exhibit
-------


2.1 Acquisition and Merger Agreement dated October 30, 1998 by and between ProVesa, Inc., IPA Acquisition Corporation, Item Processing of America, Inc. ("IPA") and certain shareholders of IPA.*


99.1 Press Release dated October 30, 1998.


*Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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